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                        SUPPLEMENT DATED JANUARY 18, 2001
                       TO PROSPECTUS DATED JANUARY 2, 2001

                  ANNUICHOICE FLEXIBLE PREMIUM VARAIBLE ANNUITY
                                    issued by
                    NATIONAL INTEGRITY LIFE INSRUANCE COMPANY

THIS SUPPLEMENT PROVIDES INFORMATION REGARDING VAN KAMPEN LIFE
PORTFOLIOS-SERIES 1, A NEW PORTFOLIO THAT WILL BE AVAILABLE UNDER THE CONTRACT BEGINNING JANUARY 12, 2001. THIS SUPPLEMENT ADDS THE FOLLOWING INFORMATION TO THE PROSPECTUS UNDER THE HEADINGS INDICATED.

-    "TABLE OF ANNUAL FEES AND EXPENSES" IN SECTION 1

Portfolio Annual Expenses After Waivers/Reimbursements
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                   Management    Other        12b-1         Total Annual
Portfolio                                          Fees          Expenses     Fee           Expenses
---------                                          ----          --------     ---           --------
Van Kampen Bandwidth & Telecommunications          .00%          1.20%        .00%          1.20%(10)
Van Kampen Biotechnology & Pharmaceutical          .00%          1.20%        .00%          1.20%(10)
Van Kampen Internet                                .00%          1.20%        .00%          1.20%(10)
Van Kampen Morgan Stanley High-Tech 35             .00%          1.10%        .00%          1.10%(10)
Van Kampen Morgan Stanley U.S. Multinational 50    .00%          1.10%        .00%          1.10%(10)

10) These expenses are estimated based upon an initial accumulation unit value of $10. Van Kampen Funds, Inc. has agreed if actual organizational costs and annual expenses exceed $0.10 per unit in any year, Van Kampen Funds, Inc. will voluntarily pay any excess at its own expense. Please see the Van Kampen Life Portfolios prospectus for more detail.

-    "EXAMPLES" IN SECTION 1

The examples below show the expenses on a $1000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets. These figures include the Added Value Option (5%) and Optional Death Benefit.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:

Portfolio                                                 1 Year       3 Years      5 Years     10 Years
------------------                                        ------       -------      -------     --------
Van Kampen Bandwidth & Telecommunications                 $153.85      $195.77      $232.53     $365.22
Van Kampen Biotechnology & Pharmaceutical                 $153.85      $195.77      $232.53     $365.22
Van Kampen Internet                                       $153.85      $195.77      $232.52     $365.22
Van Kampen Morgan Stanley High-Tech 35                    $152.78      $192.59      $227.31     $355.27
Van Kampen Morgan Stanley U.S. Multinational              $152.78      $192.59      $227.31     $355.27

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU CHOSE TO ANNUITIZE OR NOT SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E. NO DEFERRED SALES LOAD CHARGED):

Portfolio                                                 1 Year       3 Years      5 Years     10 Years
---------                                                 ------       -------      -------     --------
Van Kampen Bandwidth & Telecommunications                 $33.85       $103.27      $175.03     $365.22
Van Kampen Biotechnology & Pharmaceutical                 $33.85       $103.27      $175.03     $365.22
Van Kampen Internet                                       $33.85       $103.27      $175.03     $365.22
Van Kampen Morgan Stanley High-Tech 35                    $32.78       $100.99      $169.81     $355.27
Van Kampen Morgan Stanley U.S. Multinational              $32.78       $100.99      $169.81     $355.27


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These examples assume the current charges that are borne by the Separate
Account. The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller account Values and lower for higher values. Premium taxes at the time of payout also may be applicable. Examples assume that the any fee waiver or expense reimbursement will continue for the period shown.

-    "VAN KAMPEN LIFE PORTFOLIOS" IN SECTION 3- YOUR INVESTMENT OPTIONS

Each portfolio of Van Kampen Life Portfolios is a unit investment trust registered with the SEC. Van Kampen Funds, Inc. is the sponsor and depositor for each portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Van Kampen Life Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE VAN KAMPEN LIFE PORTFOLIOS PROSPECTUSES CAREFULLY BEFORE INVESTING.

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS PORTFOLIO

The Van Kampen Bandwidth and Telecommunications Portfolio seeks capital appreciation by investing in common stocks of companies diversified within the communications industry.

VAN KAMPEN BIOTECHNOLOGY AND PHARMACEUTICAL PORTFOLIO

The Van Kampen Biotechnology and Pharmaceutical Portfolio seeks capital appreciation by investing in common stocks of companies diversified within the biotechnology and pharmaceuticals industry. Van Kampen designed the portfolio to benefit from companies that are positioned for growth in these industries.

VAN KAMPEN INTERNET PORTFOLIO

The Van Kampen Internet Portfolio seeks capital appreciation by investing in common stocks of companies primarily involved in the enabling technology or communications services area of the internet.

VAN KAMPEN HIGH-TECHNOLOGY 35 INDEX PORTFOLIO

The Van Kampen Morgan Stanley High-Technology 35 Index seeks to provide capital appreciation through investment in a portfolio of the common stocks included in the Morgan Stanley High-Technology 35 Index. In creating the index, the Morgan Stanley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. The index currently includes 35 pure technology companies representing the full breadth of technology industry segments.

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL 50 INDEX PORTFOLIO

The Van Kampen Morgan Stanley U.S. Multinational 50 Index Portfolio seeks capital appreciation through an investment in a portfolio of the stocks included in the Morgan Stanley U.S. Multinational Index. The index consists of 50 of the largest U.S. based companies often referred to as the "New Nifty Fifty". The Morgan Stanley Research Group designed the index to measure the performance of companies that derive a significant portion of their activity from foreign operations.


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TERMINATION OF VAN KAMPEN PORTFOLIOS

Because the Van Kampen Life Portfolio is a unit investment trust, it is only available for a fixed period of time. All of the Portfolios will be liquidated on May 1, 2003. We currently anticipate that the same investment strategy will be reapplied to any successor unit investment trust offered to succeed any of the Van Kampen Life Portfolios. However, there is no guarantee that Van Kampen will create a successor trust.

You will be required to give us instructions by April 30, 2003 about how to invest any account value in these Portfolios when they terminate. You will receive a notice requesting instructions prior to that time. Your choices at that time will include:

1. Giving us instructions to rollover your account value in the Van Kampen Life Portfolios to the successor portfolio, if available, or;
2. Giving us instructions to transfer any account value in the Van Kampen Life Portfolios to any other investment options available under contract. This transfer will be made on the date you give us your transfer instructions, unless you direct us to make the transfer on date of liquidation.

If you do not pick either of these choices at that time, you will be deemed to have instructed us to transfer any of you account value in the Van Kampen Life Portfolios to the Fidelity VIP Money Market Fund on the date of liquidation.